Exhibit 99.1

Contact:

Dan Madden

VP Finance & Investor Relations

+1-408-428-7929

dmadden@symmetricom.com

Symmetricom Reports Third Quarter

Fiscal Year 2012 Financial Results

Continuing Quarter-over-Quarter Revenue Growth;

Strong Cash Flow Performance

•	Net revenue of $60.4 million in fiscal Q3’12

•	Non-GAAP net income of $3.3 million, or $0.08 per share

•	GAAP net income of $2.2 million, or $0.05 per share

•	Free Cash Flow of $6.8 million

SAN JOSE, Calif. — April 25, 2012 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today reported financial results for its third quarter of fiscal year 2012 ended April 1, 2012.

Net revenue for the third quarter of fiscal 2012 was $60.4 million, up $2.1 million, or 3.7%, compared to the second quarter of fiscal 2012, driven by strong performance overall in its Government and Enterprise business. Symmetricom reported net income of $2.2 million, or $0.05 per share, for the third quarter of fiscal 2012, compared to net income of $2.4 million, or $0.06 per share, in the second quarter of fiscal 2012.

Non-GAAP net income for the third quarter of fiscal 2012 was $3.3 million, or $0.08 per share, compared to $4.2 million, or $0.10 per share, reported for the second quarter of fiscal 2012.

Cash, cash equivalents and short-term investments totaled $61.5 million as of April 1, 2012, an increase of $3.4 million from the $58.1 million reported as of January 1, 2012, reflecting strong cash inflows from operations, offset by approximately $4.0 million in stock repurchases during the third quarter of fiscal 2012. Net cash generated from operating activities in the third quarter was $8.1 million, driven substantially by a decrease in inventories. After subtracting approximately $1.2 million of property, plant and equipment purchases, free cash flow was approximately $6.8 million.

“We continued to execute on our strategic initiatives in the third quarter, as demonstrated by solid revenue growth and by the on-going advancement of new customer and market relationships,” said Dave Côté, president and chief executive officer of Symmetricom. “In addition, we made notable progress in reducing our inventory levels as our efforts to refine our operating model are gaining traction. These factors, combined with strong cash flow generation and increasing customer demand for our solutions make us well positioned to deliver profitable growth in 2012 and beyond.”

Symmetricom Reports Third Quarter 2012 Financial Results

April 25, 2012

Business Results

Revenue in the Communications Business in the third quarter of fiscal 2012 was $32.6 million, compared to $33.3 million reported in the second quarter of fiscal 2012, and $30.4 million reported in the third quarter of fiscal 2011. Revenue in the Government and Enterprise Business in the third quarter of fiscal 2012 was $27.8 million, compared to $25.0 million reported in the second quarter of fiscal 2012, and $20.8 million reported in the third quarter of fiscal 2011.

Fourth Quarter 2012 Guidance

Symmetricom’s guidance for the fourth quarter of fiscal 2012 is as follows:

•	Net revenue is expected to be in the range of $56 million to $62 million

•	GAAP earnings per share is expected to be in the range of $0.04 to $0.09

•	Non-GAAP earnings per share is expected to be in the range of $0.07 to $0.12

A reconciliation of GAAP and non-GAAP guidance is provided at the end of this press release.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, at 1:30 p.m. Pacific Time. Investors are invited to join the conference call by dialing +1-312-470-7232 and referencing “Symmetricom.” A live webcast will also be available on the investor relations section of the company’s website at www.symmetricom.com. An audio replay will be available for one week and can be accessed by dialing +1-203-369-3402.

About Symmetricom, Inc.

Symmetricom (NASDAQ:SYMM), a world leader in precise time solutions, sets the world’s standard for time. The company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS® timing. Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit: http://www.symmetricom.com or join the dialogue at http://www.twitter.com/symmetricom.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, amortization of intangible assets, restructuring charges, and manufacturing transition costs that the company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results,

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Symmetricom Reports Third Quarter 2012 Financial Results

April 25, 2012

underlying trends in operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by or used in operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to its investors, analysts, and management about the level of cash generated by or used in normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning fourth quarter fiscal 2012 guidance and future performance, expectations regarding diversification of our revenue streams, increasing customer demand, our strategic initiatives and focus on profitable growth as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of a change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: but are not limited to, risks relating to general economic conditions in the markets we address and the telecommunications market in general, risks related to the development of our new products and services, reliance on our contract manufacturer, the effects of increasing competition and competitive pricing pressure, uncertainties associated with changing intellectual property laws, developments in and expenses related to litigation, the inability to obtain sufficient amounts of key components, the rescheduling or cancellation of key customer orders, the loss of a key customer, the effects of new and emerging technologies, the risk that excess inventory may result in write-offs, price erosion and decreased demand, fluctuations in the rate of exchange of foreign currency, changes in our effective tax rate, market acceptance of our new products and services, technological advancements, undetected errors or defects in our products, the risks associated with our international sales, potential short-term investment losses and other risks due to credit market dislocation, geopolitical risks and risk of terrorist activities, the risks associated with attempting to integrate other companies and businesses we acquire, and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended July 3, 2011 and subsequent Forms 10-Q and 8-K’s.

SYMM-F

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Symmetricom Reports Third Quarter 2012 Financial Results

April 25, 2012

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Nine months ended
	April 1, 2012	January 1, 2012	March 27, 2011	April 1, 2012	March 27, 2011
Net revenue	$60,438	$58,294	$51,234	$175,110	$147,457
Cost of sales:
Cost of products and services	35,638	32,225	26,778	97,693	76,606
Amortization of intangible assets	74	185	260	445	814
Restructuring charges	65	674	1,330	1,156	8,987

Total cost of sales	35,777	33,084	28,368	99,294	86,407

Gross profit	24,661	25,210	22,866	75,816	61,050
Gross margin	40.8%	43.2%	44.6%	43.3%	41.4%
Operating expenses:
Research and development	7,129	6,548	6,717	20,575	20,061
Selling, general and administrative	14,281	14,864	13,592	43,955	39,987
Amortization of intangible assets	52	52	60	156	183
Restructuring charges	(76)	103	(1,142)	123	(1,985)

Total operating expenses	21,386	21,567	19,227	64,809	58,246

Operating income	3,275	3,643	3,639	11,007	2,804
Interest income, net of amortization (accretion) of premium (discount) on investments	225	(296)	441	(5)	664
Interest expense	—	—	—	—	(55)

Income from continuing operations before taxes	3,500	3,347	4,080	11,002	3,413
Income tax provision	1,296	902	1,095	3,604	810

Income from continuing operations	2,204	2,445	2,985	7,398	2,603
Income from discontinued operations, net of tax	—	—	19	—	97

Net income	$2,204	$2,445	$3,004	$7,398	$2,700

Earnings per share - basic:
Income from continuing operations	$0.05	$0.06	$0.07	$0.18	$0.06
Income from discontinued operations	—	—	—	—	—

Net income	$0.05	$0.06	$0.07	$0.18	$0.06

Weighted average shares outstanding - basic	41,795	42,292	43,153	42,258	43,285

Earnings per share - diluted:
Income from continuing operations	$0.05	$0.06	$0.07	$0.17	$0.06
Income from discontinued operations	—	—	—	—	—

Net income	$0.05	$0.06	$0.07	$0.17	$0.06

Weighted average shares outstanding - diluted	42,615	42,762	43,859	42,937	43,853

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Symmetricom Reports Third Quarter 2012 Financial Results

April 25, 2012

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	April 1, 2012	July 3, 2011
ASSETS
Current assets:
Cash and cash equivalents	$25,550	$20,318
Short-term investments	35,957	43,340
Accounts receivable, net	40,408	40,511
Inventories	56,786	62,622
Prepaids and other current assets	18,184	14,004

Total current assets	176,885	180,795
Property, plant and equipment, net	22,863	23,255
Acquisition assets	3,719	2,429
Deferred taxes and other assets	26,042	29,361

Total assets	$229,509	$235,840

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,995	$16,113
Accrued compensation	11,909	13,743
Accrued warranty	1,898	1,601
Other accrued liabilities	11,190	14,683

Total current liabilities	34,992	46,140
Long-term obligations	5,906	5,212
Deferred income taxes	334	334

Total liabilities	41,232	51,686
Stockholders’ equity:
Common stock	197,843	201,002
Accumulated other comprehensive income (loss)	(145)	(29)
Accumulated deficit	(9,421)	(16,819)

Total stockholders’ equity	188,277	184,154

Total liabilities and stockholders’ equity	$229,509	$235,840

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Symmetricom Reports Third Quarter 2012 Financial Results

April 25, 2012

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Nine months ended
	April 1, 2012	January 1, 2012	March 27, 2011	April 1, 2012	March 27, 2011
Reconciliation from GAAP to Non-GAAP
GAAP Net income	$2,204	$2,445	$3,004	$7,398	$2,700
Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	272	215	253	606	506
Research and development	312	295	240	896	562
Selling, general and administrative	1,154	1,170	1,055	3,079	2,050

Total equity-based compensation expense	1,738	1,680	1,548	4,581	3,118
Amortization of intangible assets:
Cost of products and services	74	185	260	445	814
Operating expenses	52	52	60	156	183

Total amortization of intangible assets	126	237	320	601	997
Restructuring charges	(11)	777	188	1,279	7,002
Manufacturing transition costs	—	—	798	—	2,839
Income tax effect of Non-GAAP adjustments	(793)	(934)	(586)	(2,263)	(4,314)

Non-GAAP Net income	$3,264	$4,205	$5,272	$11,596	$12,342

Earnings per share - diluted:
GAAP Net income	$0.05	$0.06	$0.07	$0.17	$0.06
Non-GAAP Net income	$0.08	$0.10	$0.12	$0.27	$0.28
Weighted average shares outstanding - diluted	42,615	42,762	43,859	42,937	43,853

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Symmetricom Reports Third Quarter 2012 Financial Results

April 25, 2012

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

		Three months ended			Nine months ended
		April 1, 2012	January 1, 2012	March 27, 2011	April 1, 2012	March 27, 2011
GAAP Revenue		$60,438	$58,294	$51,234	$175,110	$147,457
Reconciliation from GAAP to Non-GAAP Gross Profit:
GAAP Gross profit	(A)	$24,661	$25,210	$22,866	$75,816	$61,050
GAAP Gross margin		40.8%	43.2%	44.6%	43.3%	41.4%
Non-GAAP adjustments:
Equity-based compensation expense		272	215	253	606	506
Amortization of intangible assets		74	185	260	445	814
Restructuring charges		65	674	1,330	1,156	8,987
Manufacturing transition costs		—	—	798	—	2,839

Non-GAAP Gross profit	(B)	$25,072	$26,284	$25,507	$78,023	$74,196

Non-GAAP Gross margin		41.5%	45.1%	49.8%	44.6%	50.3%
Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Operating expenses	(C)	$21,386	$21,567	$19,227	$64,809	$58,246
Operating expense % to revenue		35.4%	37.0%	37.5%	37.0%	39.5%
Non-GAAP adjustments:
Equity-based compensation expense		(1,466)	(1,465)	(1,295)	(3,975)	(2,612)
Amortization of intangible assets		(52)	(52)	(60)	(156)	(183)
Restructuring charges		76	(103)	1,142	(123)	1,985

Non-GAAP operating expenses	(D)	$19,944	$19,947	$19,014	$60,555	$57,436

Non-GAAP operating expenses % to revenue		33.0%	34.2%	37.1%	34.6%	39.0%
Reconciliation from GAAP to Non-GAAP Operating Income (loss):
GAAP Operating income	(A) - (C)	$3,275	$3,643	$3,639	$11,007	$2,804

Operating income % to revenue		5.4%	6.2%	7.1%	6.3%	1.9%
Non-GAAP Operating income	(B) - (D)	$5,128	$6,337	$6,493	$17,468	$16,760

Operating income % to revenue		8.5%	10.9%	12.7%	10.0%	11.4%

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Symmetricom Reports Third Quarter 2012 Financial Results

April 25, 2012

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR GAAP REVENUE AND EPS

TO NON-GAAP GUIDANCE FOR REVENUE AND EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending July 1, 2012
	Revenue		Earnings Per Share
	From	To	From	To
GAAP Guidance	$56,000	$62,000	$0.04	$0.09
Estimated Non-GAAP Adjustments
Equity-based compensation expense			0.04	0.03
Amortization of intangible assets			0.01	0.01
Income tax effect of non-GAAP adjustments			(0.02)	(0.01)

Total Non-GAAP Adjustments			0.03	0.03

Non-GAAP Guidance	$56,000	$62,000	$0.07	$0.12

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